SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 10, 2001
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                   000-26422                 94-3171943
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Item 5. Other Events.

      This amendment is being submitted to file amended forms of Exhibits 10.1, 10.2, 10.3 and 10.4, previously filed in the registrant's Current Report on Form 8-K on December 19, 2001, which have been revised to include certain information previously omitted which is no longer the subject of a confidential treatment request made by the Registrant.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits:

            *10.1 Commercialization Agreement
            *10.2 Investment and Commission Agreement
             10.3 Common Stock and Warrant Purchase Agreement
            *10.4 Loan Agreement

* Confidential treatment has been requested with respect to certain portions of these exhibits. Such portions have been separately filed with the of the Securities and Exchange Commission and redacted herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DISCOVERY LABORATORIES, INC.


                                       By:      /s/ Robert J. Capetola
                                          --------------------------------------
                                       Name: Robert J. Capetola, Ph.D.
                                       Title: President and Chief Executive
                                              Officer

Date: January 14, 2002


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

Exhibit No.                Description

*10.1             Commercialization Agreement
*10.2             Investment and Commission Agreement
 10.3             Common Stock and Warrant Purchase Agreement
*10.4             Loan Agreement

* Confidential treatment has been requested with respect to certain portions of these exhibits. Such portions have been separately filed with the of the Securities and Exchange Commission and redacted herein.


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